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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2007

                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                 0-23874               36-3189198
    (State or other            (Commission            (IRS Employer
        jurisdiction           File Number)         Identification No.)
   of incorporation)


          500 Hanover Pike                                       21074
        Hampstead, Maryland
  (Address of principal executive                               (Zip Code)
              offices)


        Registrant's telephone number, including area code (410) 239-2700

          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  Other Events

On November 16, 2007, JoS. A. Bank Clothiers, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its plan for the 2007 Black Friday Doorbusters event on November 23, 2007. A copy of the Press Release is attached as Exhibit 99.1.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
-------     -----------
99.1        Press Release dated November 16, 2007




                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JoS. A. Bank Clothiers, Inc.
                                           (Registrant)

                                           By:   /s/ Robert N. Wildrick
                                           -------------------------------------
                                           Robert N. Wildrick
                                           Executive Chairman, Chief Executive
                                           Officer and Director



Dated:  November 16, 2007


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EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
99.1        Press Release dated November 16, 2007


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